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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of DISC, Inc. of our report dated February 9, 2001 except for Notes 1 and 11 which are as of November 7, 2001, relating to the financial statements, which appears in this Form 10-K/A.

/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP
San Jose, CA
November 9, 2001


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